Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2024				2023						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
Sales	$15,775	$16,112	$16,657	$48,544	$14,487	$15,035	$15,962	$45,485	$14,630	$60,115	4%	7%

Costs, Expenses and Other
Cost of sales	3,540	3,745	4,080	11,365	3,926	4,024	4,264	12,214	3,911	16,126	-4%	-7%
Selling, general and administrative	2,483	2,739	2,731	7,952	2,479	2,702	2,519	7,700	2,804	10,504	8%	3%
Research and development	3,992	3,500	5,862	13,354	4,276	13,321	3,307	20,904	9,628	30,531	77%	-36%
Restructuring costs	123	80	56	258	67	151	126	344	255	599	-56%	-25%
Other (income) expense, net	(33)	42	(162)	(151)	89	172	126	388	78	466	*	*
Income (Loss) Before Taxes	5,670	6,006	4,090	15,766	3,650	(5,335)	5,620	3,935	(2,046)	1,889	-27%	*
Income Tax Provision (Benefit)	903	545	929	2,377	825	637	870	2,332	(821)	1,512
Net Income (Loss)	4,767	5,461	3,161	13,389	2,825	(5,972)	4,750	1,603	(1,225)	377	-33%	*
Less: Net Income Attributable to Noncontrolling Interests	5	6	4	15	4	3	5	12	1	12
Net Income (Loss) Attributable to Merck & Co., Inc.	$4,762	$5,455	$3,157	$13,374	$2,821	$(5,975)	$4,745	$1,591	$(1,226)	$365	-33%	*

Earnings (Loss) per Common Share Assuming Dilution (1)	$1.87	$2.14	$1.24	$5.26	$1.11	$(2.35)	$1.86	$0.62	$(0.48)	$0.14	-33%	*

Average Shares Outstanding Assuming Dilution (1)	2,544	2,544	2,541	2,543	2,551	2,539	2,546	2,549	2,533	2,547
Tax Rate	15.9%	9.1%	22.7%	15.1%	22.6%	-11.9%	15.5%	59.3%	40.1%	80.0%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the second quarter and the fourth quarter of 2023, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 GAAP TO NON-GAAP RECONCILIATION

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Third Quarter
Cost of sales	$4,264	552		33						585	$3,679
Selling, general and administrative	2,519	17		40						57	2,462
Research and development	3,307	10								10	3,297
Restructuring costs	126			126						126	–
Other (income) expense, net	126	(24)				17				(7)	133
Income Before Taxes	5,620	(555)		(199)		(17)				(771)	6,391
Income Tax Provision (Benefit)	870	(53	)(4)	(32	)(4)	(4	)(4)			(89)	959
Net Income	4,750	(502)		(167)		(13)				(682)	5,432
Net Income Attributable to Merck & Co., Inc.	4,745	(502)		(167)		(13)				(682)	5,427
Earnings per Common Share Assuming Dilution	$1.86	(0.20)		(0.07)		–				(0.27)	$2.13

Tax Rate	15.5%										15.0%

Sep YTD
Cost of sales	$12,214	1,564		94						1,658	$10,556
Selling, general and administrative	7,700	62		93						155	7,545
Research and development	20,904	29		1						30	20,874
Restructuring costs	344			344						344	–
Other (income) expense, net	388	(12)				(218)		573	(3)	343	45
Income Before Taxes	3,935	(1,643)		(532)		218		(573)		(2,530)	6,465
Income Tax Provision (Benefit)	2,332	(249	)(4)	(88	)(4)	47	(4)	(60	)(4)	(350)	2,682
Net Income	1,603	(1,394)		(444)		171		(513)		(2,180)	3,783
Net Income Attributable to Merck & Co., Inc.	1,591	(1,394)		(444)		171		(513)		(2,180)	3,771
Earnings per Common Share Assuming Dilution	$0.62	(0.55)		(0.18)		0.07		(0.20)		(0.86)	$1.48

Tax Rate	59.3%										41.5%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics.  In addition, senior management’s annual compensation is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets. Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures. Amounts included in research and development expenses primarily reflect expenses for the amortization of intangible assets. Amounts included in other (income) expense, net, primarily reflect royalty income, partially offset by an increase in the estimated fair value measurement of liabilities for contingent consideration related to the prior termination of the Sanofi-Pasteur MSD joint venture. Additionally, the nine-month period includes a $37 million loss on the sale of a business.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Reflects a charge related to settlements with certain plaintiffs in the Zetia antitrust litigation.

(4) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2024

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	3Q 2024	3Q 2023	% Change	3Q 2024	3Q 2023	% Change	3Q 2024	3Q 2023	% Change
TOTAL SALES (1)	$16,657	$15,962	4	$8,736	$7,715	13	$7,922	$8,247	-4
PHARMACEUTICAL	14,943	14,263	5	8,227	7,153	15	6,717	7,110	-6
Oncology
Keytruda	7,429	6,338	17	4,500	3,795	19	2,929	2,543	15
Alliance Revenue – Lynparza (2)	337	299	13	161	153	5	177	146	21
Alliance Revenue – Lenvima (2)	251	260	-3	173	160	9	78	100	-22
Welireg	139	54	156	127	51	148	12	3	*
Alliance Revenue – Reblozyl (3)	100	52	91	82	43	93	18	10	83
Vaccines (4)
Gardasil/Gardasil 9	2,306	2,585	-11	1,020	838	22	1,285	1,746	-26
ProQuad/M-M-R II/Varivax	703	713	-1	572	567	1	131	146	-10
Vaxneuvance	239	214	12	137	182	-25	103	33	*
RotaTeq	193	156	24	131	108	21	62	48	28
Pneumovax 23	68	140	-51	19	42	-54	49	98	-50
Hospital Acute Care
Bridion	420	424	-1	339	265	28	81	159	-49
Prevymis	208	157	32	101	70	43	107	87	24
Dificid	96	74	31	83	69	20	13	5	190
Zerbaxa	64	53	22	39	29	34	26	24	6
Noxafil	41	51	-20	1	4	-85	40	47	-15
Cardiovascular
Winrevair	149		-	147		-	3		-
Alliance Revenue - Adempas/Verquvo (5)	102	92	11	96	96	-1	7	-4	*
Adempas (6)	72	65	11				72	65	11
Virology
Lagevrio	383	640	-40	84		-	299	640	-53
Isentress/Isentress HD	102	119	-14	54	58	-6	48	61	-21
Delstrigo	65	54	21	15	13	15	50	40	23
Pifeltro	42	37	14	31	27	12	12	10	20
Neuroscience
Belsomra	78	58	35	20	23	-12	58	35	66
Immunology
Simponi	189	179	5				189	179	5
Remicade	41	45	-9				41	45	-9
Diabetes (7)
Januvia	278	581	-52	67	328	-80	211	252	-16
Janumet	204	255	-20	15	43	-67	190	211	-10
Other Pharmaceutical (8)	644	568	13	213	189	13	426	381	12
ANIMAL HEALTH	1,487	1,400	6	487	462	6	999	938	6
Livestock	886	874	1	194	205	-5	692	669	3
Companion Animal	601	526	14	293	257	14	307	269	14
Other Revenues (9)	227	299	-24	22	100	-78	206	199	4

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $3,675 million and $4,002 million on a global basis in the third quarter of 2024 and 2023, respectively.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $592 million and $924 million on a global basis in the third quarter of 2024 and 2023, respectively.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $15 million and $65 million on a global basis in the third quarter of 2024 and 2023, respectively.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2024

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Sep YTD 2024	Sep YTD 2023	% Change	Sep YTD 2024	Sep YTD 2023	% Change	Sep YTD 2024	Sep YTD 2023	% Change
TOTAL SALES (1)	$48,544	$45,485	7	$24,089	$21,393	13	$24,455	$24,092	2
PHARMACEUTICAL	43,358	40,442	7	22,563	19,840	14	20,795	20,602	1
Oncology
Keytruda	21,646	18,403	18	13,031	11,142	17	8,614	7,261	19
Alliance Revenue – Lynparza (2)	947	884	7	449	439	2	498	445	12
Alliance Revenue – Lenvima (2)	755	734	3	523	476	10	233	258	-10
Welireg	349	146	138	320	141	128	29	6	*
Alliance Revenue – Reblozyl (3)	261	142	84	215	108	99	45	33	36
Vaccines (4)
Gardasil/Gardasil 9	7,032	7,015	-	2,045	1,718	19	4,988	5,297	-6
ProQuad/M-M-R II/Varivax	1,891	1,823	4	1,500	1,435	5	391	388	1
Vaxneuvance	647	488	33	397	423	-6	251	65	*
RotaTeq	572	584	-2	388	381	2	185	203	-9
Pneumovax 23	188	327	-42	36	105	-66	152	223	-32
Hospital Acute Care
Bridion	1,315	1,413	-7	1,020	841	21	296	572	-48
Prevymis	570	430	33	265	186	43	305	244	25
Dificid	261	215	21	231	199	16	30	16	93
Zerbaxa	182	157	16	106	86	23	77	71	8
Noxafil	141	167	-15	9	29	-69	132	138	-4
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	306	259	18	283	249	14	22	10	123
Winrevair	219		-	216		-	3		-
Adempas (6)	214	189	13				214	189	13
Virology
Lagevrio	843	1,236	-32	144		-	699	1,236	-43
Isentress/Isentress HD	302	377	-20	147	165	-11	155	212	-27
Delstrigo	180	148	22	42	37	13	139	110	26
Pifeltro	123	109	13	86	78	10	37	31	20
Neuroscience
Belsomra	177	176	-	53	60	-11	124	117	6
Immunology
Simponi	545	539	1				545	539	1
Remicade	115	144	-20				115	144	-20
Diabetes (7)
Januvia	1,102	1,642	-33	428	842	-49	674	800	-16
Janumet	679	937	-28	70	182	-62	610	755	-19
Other Pharmaceutical (8)	1,796	1,758	2	559	518	8	1,232	1,239	-1
ANIMAL HEALTH	4,480	4,347	3	1,417	1,418	-	3,063	2,929	5
Livestock	2,573	2,530	2	529	543	-3	2,044	1,987	3
Companion Animal	1,907	1,817	5	888	875	1	1,019	942	8
Other Revenues (9)	706	696	2	109	135	-19	597	561	6

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $10,755 million and $10,692 million on a global basis for September YTD 2024 and 2023, respectively.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $2,053 million and $2,826 million on a global basis for September YTD 2024 and 2023, respectively.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $91 million and $118 million on a global basis for September YTD 2024 and 2023, respectively.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2024				2023						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
TOTAL PHARMACEUTICAL	$14,006	$14,408	$14,943	$43,358	$12,721	$13,457	$14,263	$40,442	$13,141	$53,583	5	7

United States	6,936	7,399	8,227	22,563	6,117	6,570	7,153	19,840	6,698	26,539	15	14
% Pharmaceutical Sales	49.5%	51.4%	55.1%	52.0%	48.1%	48.8%	50.1%	49.1%	51.0%	49.5%
Europe (1)	2,555	2,572	2,620	7,748	2,326	2,401	2,497	7,224	2,491	9,715	5	7
% Pharmaceutical Sales	18.2%	17.9%	17.5%	17.9%	18.3%	17.8%	17.5%	17.9%	19.0%	18.1%
China	1,744	1,790	996	4,530	1,694	1,887	1,674	5,255	1,456	6,710	-40	-14
% Pharmaceutical Sales	12.5%	12.4%	6.7%	10.4%	13.3%	14.0%	11.7%	13.0%	11.1%	12.5%
Japan	802	664	919	2,386	737	652	1,062	2,451	629	3,081	-13	-3
% Pharmaceutical Sales	5.7%	4.6%	6.2%	5.5%	5.8%	4.8%	7.4%	6.1%	4.8%	5.7%
Latin America	601	661	730	1,992	470	566	696	1,731	596	2,328	5	15
% Pharmaceutical Sales	4.3%	4.6%	4.9%	4.6%	3.7%	4.2%	4.9%	4.3%	4.5%	4.3%
Asia Pacific (other than China and Japan)	580	595	669	1,844	703	705	636	2,045	616	2,661	5	-10
% Pharmaceutical Sales	4.1%	4.1%	4.5%	4.3%	5.5%	5.2%	4.5%	5.1%	4.7%	5.0%
Eastern Europe/Middle East/Africa	395	353	400	1,147	381	370	301	1,052	299	1,351	33	9
% Pharmaceutical Sales	2.8%	2.4%	2.7%	2.6%	3.0%	2.7%	2.1%	2.6%	2.3%	2.5%
Canada	138	143	133	414	141	127	133	401	138	540	-	3
% Pharmaceutical Sales	1.0%	1.0%	0.9%	1.0%	1.1%	0.9%	0.9%	1.0%	1.1%	1.0%
Other	255	231	249	734	152	179	111	443	218	658	124	66
% Pharmaceutical Sales	1.9%	1.6%	1.5%	1.7%	1.2%	1.6%	0.9%	0.9%	1.5%	1.4%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	3Q24	3Q23	Sep YTD 2024	Sep YTD 2023
Interest income	$(127)	$(73)	$(269)	$(295)
Interest expense	330	317	943	836
Exchange losses	33	85	177	208
Loss (income) from investments in equity securities, net (1)	31	33	(169)	(240)
Net periodic defined benefit plan (credit) cost other than service cost	(157)	(138)	(476)	(364)
Other, net	(272)	(98)	(357)	243
Total	$(162)	$126	$(151)	$388

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.